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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in Federal Express Corporation's previously filed Form S-8 Registration Statement Nos. 2-74000, 2-95720, 33-20138, 33-38041, 33-55055 and
333-03443 and Form S-3 Registration Statement No. 333-07691 of our report dated July 1, 1996, included (or incorporated by reference) in Federal Express Corporation's Form 10-K for the year ended May 31, 1996.



                                         /s/ ARTHUR ANDERSEN LLP
                                        --------------------------
                                        ARTHUR ANDERSEN LLP

Memphis, Tennessee
August 2, 1996